UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022 (April 6, 2022)

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share
Series T Redeemable Preferred Stock, $0.01 par value per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on December 20, 2021, Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “Company” or “Bluerock Residential”), Badger Parent LLC, a Delaware limited liability company (“Badger Parent”), and Badger Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Badger Parent (“Merger Sub”), entered into an agreement and plan of merger (as amended from time to time, the “Merger Agreement”), pursuant to which, on the terms and conditions set forth therein, Bluerock Residential will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”). In addition, as previously disclosed, prior to the consummation of the Merger, the Company will complete the separation of its single-family residential real estate business (the “Single-Family Business”) from Bluerock Residential’s multi-family residential real estate business (the “Separation”). Following the Separation, the Single-Family Business will be indirectly held by Bluerock Homes Trust, Inc., a Maryland corporation (“Bluerock Homes” or “BHM”), and, prior to the consummation of the Merger, the Company will distribute the common stock of Bluerock Homes to the Company’s common stockholders as of the record date for such distribution in a taxable distribution (the “Distribution”). The entry into the Loan Agreement (defined below) took place in connection with the planned consummation of the Separation and Distribution.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Credit Facility

On April 6, 2022, Bluerock Residential Holdings, L.P., the operating partnership of Bluerock Residential (the “Operating Partnership”), as risk retention sponsor, and various subsidiaries of the Operating Partnership (the “Borrowers”) entered into a Loan Agreement (the “Loan Agreement”) with Deutsche Bank Securities Inc., as sole lead arranger, Deutsche Bank AG, New York Branch, as administrative agent, the financial institutions party thereto as lenders (the “Lenders”) and Computershare Trust Company, N.A., as paying agent and calculation agent. Pursuant to the Loan Agreement, consistent with the terms, conditions and provisions of a two-year revolving credit facility, the Borrowers may obtain loans in an aggregate amount not exceeding $150,000,000 (the “Credit Facility”). Borrowings under the Credit Facility are limited to financings related to the acquisition, renovation, rehabilitation, maintenance and leasing of single-family properties. As of the date of this Current Report on Form 8-K, the Borrowers have drawn $35,000,000 under the Credit Facility.

The Credit Facility has an initial maturity date of April 6, 2024, which may be extended by the Borrowers for up to two years through the exercise of two one-year extension options (each, an “Extension Period”), in each case, subject to certain customary conditions and the payment of an extension fee of 0.25% of the aggregate amount of the then outstanding revolving commitments. Revolving loans under the Loan Agreement bear interest at a benchmark interest rate, which will initially be based on term SOFR, plus 2.80% (the “Spread”). The Spread shall increase by 0.15% for each Extension Period. Loans owed under the Loan Agreement may be prepaid at any time without premium or penalty, subject to customary conditions. The Borrowers are subject to certain mandatory prepayment provisions under the Loan Agreement in the event certain conditions are not satisfied; provided, that such mandatory prepayments are limited to amounts necessary to satisfy the conditions set forth in the Loan Agreement.

The Loan Agreement contains customary affirmative and negative covenants that, among other things, require customary reporting obligations, contain certain ongoing operational requirements, and restrict, subject to certain exceptions, the incurrence of liens, the ability of the Borrowers and certain affiliates to enter into mergers, consolidations, sales of assets and similar transactions, the making of dividends and other distributions and the consummation of transactions with affiliates. In addition, the Borrowers will be subject to the following financial maintenance covenants: (1) maximum ratio of total indebtedness to total value of the financed assets of 72.5%, (2) minimum ratio of underwritten net cash flow to total interest expense of 1.25 to 1.00, and (3) minimum ratio of underwritten net cash flow to total outstanding debt amounts of 6.25%.

The Loan Agreement contains events of default relating to customary matters, including, among other things, payment defaults, covenant defaults, acceleration of other material indebtedness, bankruptcy events, judgment defaults and change of control events. The occurrence of an event of default will limit the ability of the Borrowers to make distributions and may result in the termination of the Credit Facility, acceleration of repayment obligations and the exercise of other remedies by the Lenders.

In connection with the Loan Agreement, Bluerock Residential entered into a Sponsor Guaranty, dated April 6, 2022 (the “BRG Sponsor Guaranty”), pursuant to which Bluerock Residential provides a guaranty of certain obligations of the Borrowers under the Loan Agreement until the completion of the Separation and Distribution. Similarly, Bluerock Homes entered into a Sponsor Guaranty, dated April 6, 2022 (the “BHM Sponsor Guaranty”), pursuant to which Bluerock Homes shall provide a guaranty of certain of the obligations of the Borrowers under the Loan Agreement following the Separation and Distribution. Bluerock Residential is also subject to certain financial covenants under the Loan Agreement related to tangible net worth and liquidity. Upon the consummation of the Distribution and Separation, Bluerock Residential, as the initial sponsor under the Loan Agreement, shall no longer have any obligations or liabilities to the Lenders under the Loan Agreement. Following the Distribution and Separation, Bluerock Homes, as the replacement sponsor, shall be solely responsible for the obligations and liabilities to the Lenders previously held by Bluerock Residential under the Loan Agreement.

The foregoing descriptions of the Loan Agreement, the BRG Sponsor Guaranty and BHM Sponsor Guaranty do not purport to be complete descriptions and are qualified in their entirety by reference to the Loan Agreement, the BRG Sponsor Guaranty and BHM Sponsor Guaranty, which are filed herewith as Exhibits 10.1, 10.2 and 10.3 hereto, and incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information contained in Item 1.01 of this report is incorporated by reference in this Item 2.03.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “goal,” “future,” “outlook,” “guidance,” “target,” “estimate” and similar words or expressions, including the negative version of such words and expressions. These forward-looking statements are based upon the Company’s present expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve uncertainty that could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Investors should not place undue reliance upon these forward-looking statements. Although the Company believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in these forward-looking statements due to numerous factors. Factors that could have a material adverse effect on our operations, future prospects, the Merger and the Separation and the Distribution include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to satisfy any of the conditions to the completion of the Merger, the Separation or the Distribution; the risks that the market does not value BHM shares at net asset value; the failure to recognize the potential benefits of the Separation and the Distribution due to, among other reasons, BHM’s lack of liquidity, small market size or inability to grow and expand revenues and earnings following the Distribution; shareholder litigation in connection with the Merger, the Separation or the Distribution, which may affect the timing or occurrence of the Merger, the Separation or the Distribution or result in significant costs of defense, indemnification and liability; the effect of the announcement of the Merger and the Separation and the Distribution on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the Merger and the Separation and the Distribution; the ability to meet expectations regarding the timing and completion of the Merger and the Separation and the Distribution; the possibility that any opinions, consents or approvals required in connection with the Separation and the Distribution will not be received or obtained in the expected time frame, on the expected terms or at all; and significant transaction costs, fees, expenses and charges. There can be no assurance that the Merger, the Separation, the Distribution or any other transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. There can be no assurance as to the impact of COVID-19 and other potential future outbreaks of infectious diseases on the Company’s or BHM’s financial condition, results of operations, cash flows and performance and those of their respective tenants as well as on the economy and real estate and financial markets, which may impact the timing or occurrence of the Merger, the Separation or the Distribution. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2022, and subsequent filings by the Company with the SEC. Any forward-looking statement speaks only as of the date on which it is made, and the Company assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description

10.1	Loan Agreement, dated April 6, 2022, by and among persons that are party thereto listed as Borrowers, persons party thereto that are listed as Equity Owners, Bluerock Residential Holdings, LP, persons that are party thereto listed as Lenders, Deutsche Bank Securities Inc., Deutsche Bank AG, New York Branch and Computershare Trust Company, N.A.

10.2	Sponsor Guaranty, dated April 6, 2022, by and between Bluerock Residential Growth REIT, Inc. and Deutsche Bank AG, New York Branch.

10.3	Sponsor Guaranty, dated April 6, 2022, by and between Bluerock Homes Trust, Inc. and Deutsche Bank AG, New York Branch.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: April 12, 2022	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer